UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2014

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 6, 2014, Sequenom, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report certain organizational changes within the Company. The Company is filing this amendment to the Initial Form 8-K to provide, among other disclosures, information called for by Item 5.02(c)(3) which were not determined at the time of the filing of the Initial Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2014, upon a recommendation from the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company, the Board approved an increase in the annual base salary of Harry F. Hixson, Jr., the Company’s Chief Executive Officer, from $520,000 to $535,600, retroactively effective to January 1, 2014. Additionally, the Board approved the eligibility of Dr. Hixson to receive a bonus payment pursuant to the Company’s 2014 management bonus plan, which amount, if any, shall be pro-rated for the period between January 1, 2014 and June 10, 2014, which will be the effective date of Dr. Hixson’s retirement as the Company’s Chief Executive Officer. In connection with Dr. Hixson’s retirement as the Company’s Chief Executive Officer, the Board also approved the payment of Dr. Hixson’s premiums for continuation of health plan coverage for 24 months following his retirement from employment, and has approved an amendment to the stock options held by Dr. Hixson to provide that such stock options may be exercised for a period of three years following the termination of service to the Company as a director. Additionally, in connection with Dr. Hixson’s service as a non-employee director following the effective date of his retirement as the Company’s Chief Executive Officer, Dr. Hixson will receive an annual cash retainer equal to $25,000, plus an additional annual retainer equal to $20,000 for his service as the Chairman of the Board.

On March 5, 2014, upon a recommendation from the Compensation Committee, the Board approved an increase in the annual base salary of William Welch, the Company’s President and Chief Operating Officer, from $400,000 to $412,000, retroactively effective to January 1, 2014, and also made Mr. Welch a Tier I participant in the Company’s Change in Control Severance Benefit Plan. A description of Tier I benefits under the Company’s Change in Control Severance Benefit Plan is provided in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2013. Additionally, in connection with Mr. Welch’s appointment as the Company’s Chief Executive Officer, effective on June 10, 2014, the Board approved an increase in the annual base salary of Mr. Welch from $412,000 to $450,000, and an increase in Mr. Welch’s target bonus opportunity from 50% to 60% of Mr. Welch’s base salary, which such percentage for fiscal year 2014 shall be pro-rated for the number of days during the year that Mr. Welch’s target bonus was either 50% or 60% of his base salary. Furthermore, upon the effectiveness of his appointment as the Company’s Chief Executive Officer, Mr. Welch will be granted a stock option to purchase 43,000 shares of the Company’s stock, with an exercise price equal to the closing price of the Company’s common stock on the date of grant, and which shall vest monthly over a period of four years (the “First Welch Option”). The exercisability of the First Welch Option is subject to Company’s achievement of a performance condition, which requires that the closing sales price of the Company’s common stock, as quoted on any established stock exchange or market, is a minimum of a 25% premium to the exercise price of the First Welch Option for at least 30 consecutive trading days. Additionally, upon the effectiveness of his appointment as the Company’s Chief Executive Officer, Mr. Welch will be granted a stock option to purchase 100,000 shares of the Company’s common stock, with an exercise price equal to the closing price of the Company’s common stock on the date of grant, 100% of which shall vest on the four-year anniversary of its grant date (the “Second Welch Option”). The exercisability of the Second Welch Option is also subject to the Company’s

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achievement of a performance condition, which requires that the closing sales price of the Company’s common stock appreciate to $5.00 or more for at least 30 consecutive trading days following the four-year anniversary of the grant date of the Second Welch Option. Lastly, upon the effectiveness of his appointment as the Company’s Chief Executive Officer, Mr. Welch will be granted a restricted stock unit covering 22,000 shares of the Company’s common stock, which shall vest in four equal annual installments beginning June 10, 2015.

On March 5, 2014, upon a recommendation from the Compensation Committee, the Board approved an increase in the annual base salary of Dirk van den Boom, the Company’s Executive Vice President, Research & Development, from $375,000 to $386,250, retroactively effective to January 1, 2014, and also made Dr. van den Boom a Tier I participant in the Company’s Change in Control Severance Benefit Plan. A description of Tier I benefits under the Company’s Change in Control Severance Benefit Plan is provided in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2013. Additionally, in connection with Dr. van den Boom’s appointment as the Company’s Chief Scientific & Strategy Officer, effective on June 10, 2014, the Board approved an increase in the annual base salary of Dr. van den Boom from $386,250 to $425,000, and an increase in Dr. van den Boom’s target bonus opportunity from 50% to 60% of Dr. van den Boom’s base salary, which such percentage for fiscal year 2014 shall be pro-rated for the number of days during the year that Dr. van den Boom’s target bonus was either 50% or 60% of his base salary. Furthermore, upon the effectiveness of his appointment as the Company’s Chief Scientific & Strategy Officer, Dr. van den Boom will be granted a stock option to purchase 32,500 shares of the Company’s stock, with an exercise price equal to the closing price of the Company’s common stock on the date of grant, and which shall vest monthly over a period of four years (the “First van den Boom Option”). The exercisability of the First van den Boom Option is subject to Company’s achievement of a performance condition, which requires that the closing sales price of the Company’s common stock, as quoted on any established stock exchange or market, is a minimum of a 25% premium to the exercise price of the First van den Boom Option for at least 30 consecutive trading days. Additionally, upon the effectiveness of his appointment as the Company’s Chief Scientific & Strategy Officer, Dr. van den Boom will be granted a stock option to purchase 100,000 shares of the Company’s common stock, with an exercise price equal to the closing price of the Company’s common stock on the date of grant, 100% of which shall vest on the four-year anniversary of its grant date (the “Second van den Boom Option”). The exercisability of the Second van den Boom Option is also subject to the Company’s achievement of a performance condition, which requires that the closing sales price of the Company’s common stock appreciate to $5.00 or more for at least 30 consecutive trading days following the four-year anniversary of the grant date of the Second van den Boom Option. Lastly, upon the effectiveness of his appointment as the Company’s Chief Scientific & Strategy Officer, Dr. van den Boom will be granted a restricted stock unit covering 16,500 shares of the Company’s common stock, which shall vest in four equal annual installments beginning June 10, 2015.

On March 5, 2014, upon a recommendation from the Compensation Committee, the Board approved an increase in the annual base salary of Carolyn Beaver, the Company’s Vice President and Chief Accounting Officer, to $336,423, retroactively effective to January 1, 2014, and also made Ms. Beaver a Tier II participant in the Company’s Change in Control Severance Benefit Plan. A description of Tier II benefits under the Company’s Change in Control Severance Benefit Plan is provided in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2013. Additionally, in connection with Ms. Beaver’s appointment as the Company’s Chief Financial Officer, effective on June 10, 2014, the Board approved an increase in the annual base salary of Ms. Beaver to from $336,423 to $350,000, and an increase in Ms. Beaver’s target bonus opportunity from 35% to 40% of Ms. Beaver’s base salary, which such percentage for fiscal year 2014 shall be pro-rated for the number of days during the year that Ms. Beaver’s target bonus was either 35% or 40% of her base salary. Furthermore, upon the effectiveness of her appointment as the Company’s Chief Financial Officer, Ms. Beaver will be granted a stock option to purchase 28,500 shares of the Company’s stock, with an exercise price equal to the closing price of the Company’s common stock on the date of grant, and which shall vest monthly over a period of four years. Lastly, upon the effectiveness of her appointment as the Company’s Chief Financial Officer, Ms. Beaver will be granted a restricted stock unit covering 14,000 shares of the Company’s common stock, which shall vest in four equal annual installments beginning June 10, 2015.

On March 5, 2014, upon a recommendation from the Compensation Committee, the Board approved an increase in the annual base salary of Paul Maier, the Company’s Chief Financial Officer, to $368,471, retroactively effective to January 1, 2014 and approved a consulting arrangement between the Company and Mr. Maier for the period from his retirement on June 10, 2014 through February 28, 2015, pursuant to which Mr. Maier will be paid a fee of $5,000 per month.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: March 7, 2014	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President and General Counsel

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